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Presented November 9, 2000
The information in the table below
should be read in conjunction with
the Form 8-K dated November 9, 2000
including the "Risk Factors" section
of that report.
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                                           GUITAR CENTER, INC.
                                           YEAR 2001 GUIDANCE
                                    ($ IN THOUSANDS, EXCEPT PER SHARE)

                                --------------------------------------------------------
CONSOLIDATED COMPANY                                                              2001
                                           Q1      Q2         Q3         Q4       YEAR
                                --------------------------------------------------------
NET SALES
Bottom end of range                  $210,250    214,000    230,750    286,000   945,000
Top end of range                     $215,250    220,000    235,500    291,500   955,000

GROSS MARGIN
Bottom end of range                     25.9%      25.9%      25.3%      26.9%     26.1%
Top end of range                        26.2%      26.1%      25.5%      27.1%     26.2%

OPERATING INCOME
Bottom end of range                      4.8%       5.1%       4.7%       8.3%      6.0%
Top end of range                         5.2%       5.4%       5.0%       8.8%      6.2%

INTEREST EXPENSE
Bottom end of range                  $  3,300      3,300      3,300      3,150    13,100
Top end of range                     $  3,500      3,500      3,500      3,400    13,550


NET EARNINGS
Bottom end of range                  $  4,200      4,700      4,700     12,750    27,000
Top end of range                     $  4,750      5,150      5,150     13,700    28,300


WEIGHTED SHARES OUTSTANDING            22,500     22,500     22,500     22,500    22,500


DILUTED EARNINGS PER SHARE
Bottom end of range                  $   0.19       0.21       0.21       0.57      1.20
Top end of range                     $   0.21       0.23       0.23       0.61      1.26


EBITDA
Bottom end of range                  $ 13,650     14,550     14,700     27,600    71,000
Top end of range                     $ 14,650     15,450     15,600     29,400    73,500


CAPITAL EXPENDITURE
Bottom end of range                  $  7,750      6,750      3,750      4,750    23,000
Top end of range                     $  8,250      7,250      4,250      5,250    25,000
                                     ---------------------------------------------------


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                                                                                 2001
RETAIL STORES                          Q1         Q2         Q3         Q4       YEAR
                                     ---------------------------------------------------

NET SALES
Bottom end of range                  $168,500    175,000    188,000    226,000   760,000
Top end of range                     $171,500    179,000    191,000    228,500   765,000


COMPARABLE STORE SALES INCREASE
Bottom end of range                      4.0%       5.0%       5.0%       5.0%      5.0%
Top end of range                         6.0%       7.0%       7.0%       7.0%      7.0%

GROSS MARGIN
Bottom end of range                     25.3%      25.4%      24.5%      25.8%     25.3%
Top end of range                        25.5%      25.5%      24.6%      26.0%     25.4%

OPERATING INCOME
Bottom end of range                      5.3%       5.3%       4.0%       7.3%      5.6%
Top end of range                         5.6%       5.5%       4.3%       7.7%      5.8%
                                     ---------------------------------------------------


                                     ---------------------------------------------------
                                                                                 2001
DIRECT RESPONSE                        Q1         Q2         Q3         Q4       YEAR
                                     ---------------------------------------------------

NET SALES-CATALOG
Bottom end of range                  $ 28,000     23,000     24,500     31,500   108,000
Top end of range                     $ 28,500     23,500     25,000     32,000   110,000


NET SALES-INTERNET
Bottom end of range                  $ 13,750     16,000     18,250     28,500    77,000
Top end of range                     $ 15,250     17,500     19,500     31,000    80,000


TOTAL NET SALES-DIRECT RESPONSE
Bottom end of range                  $ 41,750     39,000     42,750     60,000   185,000
Top end of range                     $ 43,750     41,000     44,500     63,000   190,000


GROSS MARGIN
Bottom end of range                     28.5%      28.3%      29.1%      31.2%     29.5%
Top end of range                        28.8%      28.5%      29.3%      31.4%     29.6%

OPERATING INCOME
Bottom end of range                      3.1%       4.2%       7.8%      12.1%      7.5%
Top end of range                         3.6%       4.6%       8.2%      12.5%      7.7%

                                     ---------------------------------------------------

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